Exhibit 99.1
                                EQUITY INNS, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                        (in thousands, except share data)

                                                                           December 31,             December 31,
                                                                               2005                     2004
                                                                           ------------             ------------
                                                                           (unaudited)
ASSETS
Investment in hotel properties, net                                         $  978,233                $852,755
Assets held for sale                                                                 -                   3,849
Cash and cash equivalents                                                        6,556                   6,991
Accounts receivable, net of doubtful accounts
    of $175 and $225, respectively                                               8,960                   7,543
Interest rate swaps                                                                877                       -
Note receivable                                                                  1,688                       -
Deferred expenses, net                                                          11,927                   8,679
Deposits and other assets, net                                                  17,595                  13,437
                                                                            ----------                --------

       Total Assets                                                         $1,025,836                $893,254
                                                                            ==========                ========

LIABILITIES AND SHAREHOLDERS' EQUITY
Long-term debt                                                              $  557,475                $439,183
Accounts payable and accrued expenses                                           39,204                  30,366
Distributions payable                                                           10,674                   8,090
Interest rate swaps                                                                  -                     119
Minority interests in Partnership                                                8,363                   9,064
                                                                            ----------                --------

       Total Liabilities                                                       615,716                 486,822
                                                                            ----------                --------

Commitments and Contingencies

Shareholders' Equity:

Preferred stock (Series B), 8.75%, $.01 par value, 10,000,000
  shares authorized, 3,450,000 shares issued and outstanding                    83,524                  83,524
Common stock, $.01 par value, 100,000,000
  shares authorized, 54,749,308 and 51,872,460
  shares issued and outstanding                                                    547                     519
Additional paid-in capital                                                     573,473                 542,397
Treasury stock, at cost, 747,600 shares                                         (5,173)                 (5,173)
Unearned directors' and officers' compensation                                  (2,815)                 (2,211)
Distributions in excess of net earnings                                       (240,313)               (212,505)
Unrealized gain (loss) on interest rate swaps                                      877                    (119)
                                                                            ----------                --------

       Total Shareholders' Equity                                              410,120                 406,432
                                                                            ----------                --------

       Total Liabilities and Shareholders' Equity                           $1,025,836                $893,254
                                                                            ==========                ========

                                EQUITY INNS, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      (in thousands, except per share data)
                                   (unaudited)


                                                               For the Three Months Ended         For the Twelve Months Ended
                                                                      December 31,                       December 31,
                                                              ----------------------------       ------------------------------
                                                                  2005           2004                 2005            2004
                                                                -------         -------             --------        -------
Revenue:
   Room revenue                                                 $81,544         $62,194             $321,519        $241,477
   Other hotel revenue                                            3,529           3,314               13,845          12,187
                                                                -------         -------             --------        --------
Total revenue                                                    85,073          65,508              335,364         253,664

Operating expenses:
   Direct hotel expenses                                         50,237          37,247              187,795         143,078
   Other hotel expenses                                           2,853           2,477               10,709           9,012
   Depreciation                                                  12,931          11,343               48,163          40,335
   Property taxes, rental expense and insurance                   5,045           4,855               21,117          17,766
   General and administrative expenses:
     Non-cash stock-based compensation                              675             391                1,728             845
     Other general and administrative expenses                    2,157           2,026                8,023           7,403
   Loss on impairment of hotels                                   4,250               -                6,400               -
                                                                -------         -------             --------        --------
Total operating expenses                                         78,148          58,339              283,935         218,439
                                                                -------         -------             --------        --------

Operating income                                                  6,925           7,169               51,429          35,225

Interest expense, net                                            10,024           8,174               36,064          29,231
                                                                -------         -------             --------        --------

Income (loss) from continuing operations before
   minority interests and income taxes                           (3,099)         (1,005)              15,365           5,994
   Minority interests income (expense)                              116             144                 (195)             91
   Deferred income tax benefit (expense)                              -               -                    -               -
                                                                -------         -------             --------        --------

Income (loss) from continuing operations                         (2,983)           (861)              15,170           6,085

Discontinued operations:
   Gain (loss) on sale of hotel properties                            -             368                  625              47
   Loss on impairment of hotels held for sale                         -          (1,883)              (1,350)         (1,883)
   Income (loss) from operations of
       discontinued operations                                       16             (19)                 (47)           (166)
                                                                -------         -------             --------        --------
Income (loss) from discontinued operations                           16          (1,534)                (772)         (2,002)
                                                                -------         -------             --------        --------

Net income (loss)                                                (2,967)         (2,395)              14,398           4,083

Preferred stock dividends                                        (1,887)         (1,887)              (7,547)         (7,547)
                                                                -------         -------             --------        --------

Net income (loss) applicable to common shareholders             $(4,854)        $(4,282)            $  6,851        $ (3,464)
                                                                =======         =======             ========        ========

Net income (loss) per share data: Basic and diluted
  income (loss) per share:
    Continuing operations                                       $ (0.09)        $( 0.06)            $   0.14        $  (0.03)
    Discontinued operations                                        0.00           (0.03)               (0.01)          (0.05)
                                                                -------         -------             --------        --------

Net income (loss) per common share                              $( 0.09)        $( 0.09)            $   0.13        $  (0.08)
                                                                =======         =======             ========        ========

Weighted average number of common shares
    outstanding, basic and diluted                               54,008          49,724               53,523          45,800
                                                                =======         =======             ========        ========

                                EQUITY INNS, INC.
      RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED FUNDS FROM OPERATIONS
                       AND CASH AVAILABLE FOR DISTRIBUTION
                                   (unaudited)

The following is a reconciliation of net income (loss) to FFO and AFFO, both applicable to common shareholders, and cash available for distribution and illustrates the difference in these measures of operating performance (in thousands, except per share and unit data):


                                                       For the Three Months Ended      For the Twelve Months Ended
                                                              December 31,                      December 31,
                                                       --------------------------      ---------------------------
                                                          2005            2004             2005           2004
                                                        --------        --------         --------       --------

Net income (loss) applicable to common
   shareholders                                         $(4,854)        $(4,282)         $ 6,851        $(3,464)

   Add (subtract):
     (Gain) loss on sale of hotel properties                  -            (368)            (625)           (47)
     Minority interests (income) expense                   (116)           (144)             195            (91)
     Depreciation                                        12,931          11,343           48,163         40,335
     Depreciation from discontinued operations                1             233              250            835
                                                        -------         -------          -------        -------

Funds From Operations (FFO)                               7,962           6,782           54,834         37,568

   Loss on impairment of hotels                           4,250           1,883            7,750          1,883
   Fees incurred on indefinitely postponed
       unsecured offering                                     -               -              245              -
   Prepayment penalty on extinguishment of debt               -             300                -            300
                                                        -------         -------          -------        -------

Adjusted Funds From Operations (AFFO)                    12,212           8,965           62,829         39,751

Add:
   Amortization of debt issuance costs                      536             738            2,224          1,973
   Amortization of deferred expenses and
     stock-based compensation                               730             432            1,869          1,027
   Amortization from discontinued operations                  -               8               10             31

Capital reserves                                         (3,262)         (2,489)         (12,861)        (9,658)
                                                        -------         -------          -------        -------

Cash Available for Distribution                          $10,216         $ 7,654         $54,071        $33,124
                                                         =======         =======         =======        =======

Weighted average number of diluted common
   shares and Partnership units outstanding               55,395          51,003          54,931         47,005
                                                        ========        ========         =======        =======

FFO per Share and Unit                                  $   0.14        $   0.13         $  1.00        $  0.80
                                                        ========        ========         =======        =======

AFFO per Share and Unit                                 $   0.22        $   0.18         $  1.14        $  0.85
                                                        ========        ========         =======        =======

Cash Available for Distribution per Share
   and Unit                                             $   0.18        $   0.15         $  0.98        $  0.70
                                                        ========        ========         =======        =======

                                EQUITY INNS, INC.
             RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED EBITDA
                                   (unaudited)


The following is a reconciliation of net income (loss) applicable to common shareholders to Adjusted EBITDA and illustrates the difference in these measures of operating performance (in thousands):


                                                      For the Three Months Ended         For the Twelve Months Ended
                                                             December 31,                        December 31,
                                                      --------------------------        -----------------------------
                                                        2005              2004            2005                  2004
                                                      -------           -------         --------              -------

Net income (loss) applicable to common
   shareholders                                       $(4,854)          $(4,282)        $  6,851              $(3,464)

Add (subtract):
   Preferred stock dividends                            1,887             1,887            7,547                7,547
   (Income) loss from discontinued operations             (16)            1,534              772                2,002
   Minority interests (income) expense                   (116)             (144)             195                  (91)
   Interest expense, net                               10,024             8,174           36,064               29,231
   Loss on impairment of hotels                         4,250                 -            6,400                    -
   Depreciation                                        12,931            11,343           48,163               40,335
   Amortization of deferred expenses and
     stock-based compensation                             730               440            1,879                1,058
                                                      -------           -------         --------              -------

Adjusted EBITDA                                       $24,836           $18,952         $107,871              $76,618
                                                      =======           =======         ========              =======

Non-GAAP Financial Measures

Included in this document are certain "non-GAAP financial measures," which are measures of the Company's historical or future financial performance that are different from measures calculated and presented in accordance with generally accepted accounting principles, or GAAP, within the meaning of applicable SEC rules. These include: (i) Funds From Operations, (ii) Adjusted Funds From Operations, (iii) Adjusted EBITDA, (iv) Cash Available for Distribution (CAD), and (v) CAD Payout Ratio. The following discussion defines these terms, which the Company believes can be useful measures of its performance.
Funds from Operations

Funds From Operations

The National Association of Real Estate Investment Trusts, or NAREIT, defines funds from operations, or FFO, as net income (loss) applicable to common shareholders, excluding gains (or losses) from sales of real estate, the cumulative effect of changes in accounting principles, real estate-related depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. FFO does not include the cost of capital improvements or any related capitalized interest. Equity Inns uses FFO per share as a measure of performance to adjust for certain non-cash expenses such as depreciation and amortization because historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time.

Because real estate values have historically risen or fallen with market conditions, many industry investors have considered presentation of operating results for real estate companies that use historical cost accounting to be less informative. NAREIT adopted the definition of FFO in order to promote an industry-wide standard measure of REIT operating performance. Accordingly, as a member of NAREIT, Equity Inns adopted FFO as a measure to evaluate performance and facilitate comparisons between the Company and other REITs, although FFO and FFO per diluted share may not be comparable to those measures or similarly titled measures as reported by other companies. Additionally, FFO is used by management in the annual budget process.

Adjusted Funds From Operations

Equity Inns further adjusts FFO for losses on impairment of hotels, prepayment penalties on extinguishment of debt and other non-cash or unusual items. We refer to this as adjusted funds from operations, or AFFO. The Company's computation of AFFO and AFFO per diluted share is not comparable to the NAREIT definition of FFO or to similar measures reported by other REITs, but the Company believes it is an appropriate measure for this Company. The Company uses AFFO because it believes that this measure provides investors a useful indicator of the operating performance of the Company's hotels by adjusting for the effects of certain non-cash or non-recurring items arising from the Company's financing activities, impairment charges on hotels held for sale and other areas. In addition to being used by management in the annual budget process, AFFO per share is also used by the Compensation Committee of the Board of Directors as one of the criteria for performance-based compensation.

Adjusted EBITDA

Earnings before Interest Expense, Income Taxes, Depreciation and Amortization, or EBITDA, is a commonly used measure of performance in many industries, which the Company believes provides useful information to investors regarding its results of operations. EBITDA helps Equity Inns and its investors evaluate the ongoing operating performance of its properties and facilitates comparisons with other lodging REITs, hotel owners who are not REITs, and other capital-intensive companies. The Company uses EBITDA to provide a baseline when evaluating hotel results.

The Company also uses EBITDA as one measure in determining the value of acquisitions and dispositions and, like FFO and AFFO, it is also used by management in the annual budget process.

The Company further adjusts EBITDA to exclude preferred stock dividends, income or losses from discontinued operations, minority interests and losses on impairment of hotels because it believes that including such items in EBITDA is not consistent with reflecting the ongoing operating performance of the remaining assets.

The Company has historically adjusted EBITDA when evaluating its performance because management believes that the exclusion of certain non-cash and non-recurring items described above assists the Company in measuring the performance of its hotels and reflects the ongoing value of the Company as a whole. Therefore, the Company modifies EBITDA and refers to this measure as Adjusted EBITDA.

Cash available for distribution (CAD) and CAD Payout Ratio

Cash available for distribution (CAD) is defined as AFFO, adjusted for certain non-cash amortization and an allowance for recurring capital expenditures equal to four percent of hotel room revenue from continuing operations. The Company computes the CAD Payout Ratio by dividing common dividends per share and unit paid over the last twelve months by trailing twelve-month CAD per share for the same period. The Company believes the CAD Payout Ratio also helps improve equity holders' ability to understand the Company's ability to make distributions to its shareholders.